UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): September 20, 2005



                           GALLERY OF HISTORY, INC.
             (Exact name of registrant as specified in its charter)


                                    0-13757
                            (Commission File Number)


         Nevada                                               88-0176525
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)

Promenade Suite, 3601 West Sahara Avenue,                     89102-5822
         Las Vegas, Nevada                                    (Zip Code)
(Address of Principal Executive Offices)

                                 (702) 364-1000
             (Registrant's telephone number, including area code)


                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or standard; Transfer of Listing

	On August 18, 2005, The Nasdaq Stock Market informed the Company that the Staff of The Nasdaq Stock Market was reviewing the Company's eligibility for continued listing on The Nasdaq SmallCap Market. The Company did not have a minimum of $2,500,000 in stockholders' equity, $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. In fact, the Company's stockholders equity was $2,361,681 as of the quarter ended June 30, 2005, the market value of its common stock was $9,676,692 as of August 1, 2005 and the Company reported losses from operations for the years ended September 30, 2004, 2003 and 2002. On September 7, 2005 the Company submitted a plan to The Nasdaq Stock Market detailing how the Company would attain and maintain compliance with the listing requirements for The Nasdaq SmallCap Market.

        The Nasdaq Stock Market approved the Company's plan on September 20, 2005. Pursuant to the plan, Todd Axelrod, President of the Company, waived $564,000 of accrued but unpaid salary and Pamela Axelrod, Executive Vice President of the Company waived $140,000 of accrued but unpaid salary. Such waiver resulted in an immediate increase in stockholders equity of $704,000. The Company believes that it has regained compliance with the $2,500,000 stockholders equity requirement. Also, the Company intends to call a special meeting in which shareholders will be asked to approve a transaction in which $3,231,722 of indebtedness would be exchanged for a new series of preferred stock, thereby resulting in a further increase in stockholders equity of $3,231,722. The Company anticipates that the shareholders meeting can be held by December 31, 2005. The Company is not soliciting proxies for the shareholders meeting at this time.

	The Nasdaq Stock Market has informed the Company that it will continue to monitor the Company's ongoing compliance with the stockholders equity requirement and, if at the time the Company files its Form 10-K for the fiscal year ended September 30, 2005, the Company does not evidence compliance, it may be subject to delisting.


ITEM 9.01  Financial Statements and Exhibits

	(c) Exhibits

        Exhibit     Description
        -------     -----------
           1        Waiver Agreement dated September 15, 2005 among the
                    Company, Todd Axelrod and Pamela Axelrod.



                                   SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALLERY OF HISTORY, INC.                      By:     /s/Todd Axelrod
Date: September 22, 2005                              -----------------------
                                              Name:   Todd Axelrod
                                              Title:  Chief Executive Officer